SEPTEMBER 8, 2023
SUPPLEMENT TO
STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD MULTIFACTOR ETFS
HARTFORD DISCIPLINED US EQUITY ETF
DATED NOVEMBER 9, 2022
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1) David A. Naab no longer serves as Treasurer of Lattice Strategies Trust (the “Trust”). Effective as of September 11, 2023, Ankit Puri serves as Treasurer and Vice President of the Trust. Accordingly, under the heading “Fund Management” in the above referenced SAI, the “Officers and Interested Trustee” table is revised to delete the information with respect to Mr. Naab and add the following information with respect to Mr. Puri:
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
ANKIT PURI (1984)	Vice President and Treasurer	Since September 11, 2023
Effective September 11, 2023, Mr. Puri serves as
Vice President and Treasurer of the Trust. Prior to
joining HFMC in 2023, Mr. Puri was a Fund Accounting
Director, Investment Management Services, at SEI
Investments (July 2021 through August 2023), an
Associate Director, Fund Accounting Policy at The
Vanguard Group (September 2020 to June 2021), and
served in various positions at Ernst & Young LLP
(October 2014 through September 2020).
				N/A	N/A

(2) Effective September 8, 2023, the first three paragraphs under the heading “Proxy Voting Policies and Procedures” in the above referenced SAI are deleted in their entirety and replaced with the following:
The Board of Trustees believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund's Board of Trustees, Lattice has delegated to the Sub-Adviser the authority to vote all proxies relating to each Fund’s portfolio securities. Each Fund’s exercise of this delegated proxy voting authority is subject to oversight by Lattice. The Sub-Adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund's Sub-Adviser may not be able to vote any proxies for that security. In addition, if the Sub-Adviser requests that Lattice vote a proxy in any Fund because the Sub-Adviser believes it has a conflict of interest with respect to the proxy that cannot be sufficiently mitigated, Lattice may vote such securities. Lattice will vote in accordance with its determination as to what is in the Fund’s best interest and may consider the Sub-Adviser’s proxy voting policies and any recommendation provided by a proxy advisory firm, or Lattice may also elect to abstain from voting the proxy.
The policies and procedures used by the Adviser and the Sub-Adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the Sub-Adviser’s policies and procedures, as well as the Fund’s voting records. For a complete copy of the Sub-Adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to hartfordfunds.com. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-456-7526 and (2) on the SEC’s website at www.sec.gov.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.